UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2007

KBR, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33146 (Commission File Number)	20-4536774 (IRS Employer Identification No.)

601 Jefferson Street Suite 3400 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
(713) 753-3011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Item 1.01. Entry into a Material Definitive Agreement.
     On February 26, 2007, KBR, Inc. (“KBR”) entered into an amended tax sharing agreement and an amended and restated registration rights agreement with Halliburton Company (“Halliburton”). These agreements, which were originally entered into on November 20, 2006 in connection with the initial public offering of KBR common stock, were amended in anticipation of Halliburton’s offer to exchange the 135,627,000 shares of KBR common stock it owns for outstanding shares of Halliburton common stock (the “Exchange Offer”), which offering commenced on March 2, 2007. The terms of these agreements are described under “Agreements between Halliburton and KBR and Other Related Party Transactions” in the Prospectus—Offer to Exchange, dated March 2, 2007 (the “Prospectus—Offer to Exchange”), for the Exchange Offer included as part of KBR’s Registration Statement on Form S-4 (File No. 333-141027) (the “S-4 Registration Statement”), as filed on March 2, 2007 with the Securities and Exchange Commission, which descriptions are incorporated herein by reference. Halliburton is the majority stockholder of KBR, owning approximately 81% of KBR’s outstanding common stock. The relationship between Halliburton and KBR, is described under “Agreements between Halliburton and KBR and Other Related Party Transactions” in the Prospectus—Offer to Exchange, which descriptions are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Tax Sharing Agreement, dated as of January 1, 2006, by and among Halliburton Company, KBR Holdings, LLC and KBR, Inc., as amended effective February 26, 2007 (incorporated by reference to Exhibit 10.2 to KBR’s Annual Report on Form 10-K for the year ended December 31, 2006; File No. 001-33146)

99.2	Amended and Restated Registration Rights Agreement, dated as of February 26, 2007, between Halliburton Company and KBR, Inc. (incorporated by reference to Exhibit 10.3 to KBR’s Annual Report on Form 10-K for the year ended December 31, 2006; File No. 001-33146)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.
	By:	/s/ Michael A. Weberpal
Date: March 2, 2007	Name:	Michael A. Weberpal
	Title:	Vice President

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Tax Sharing Agreement, dated as of January 1, 2006, by and among Halliburton Company, KBR Holdings, LLC and KBR, Inc., as amended effective February 26, 2007 (incorporated by reference to Exhibit 10.2 to KBR’s Annual Report on Form 10-K for the year ended December 31, 2006; File No. 001-33146)
99.2	Amended and Restated Registration Rights Agreement, dated as of February 26, 2007, between Halliburton Company and KBR, Inc. (incorporated by reference to Exhibit 10.3 to KBR’s Annual Report on Form 10-K for the year ended December 31, 2006; File No. 001-33146)